Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Third Quarter 2005

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2004 Consolidated Balance Sheet.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS WITH RESPECT TO OUR TENANTS’ OR OPERATORS’ ABILITIES TO PAY RENT OR RETURNS TO US, OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES, OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES, OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS, OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS, OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL AND OTHER MATTERS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE: IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE AND OUR TENANTS AND OPERATORS MAY BE UNABLE TO PAY OUR RENTS OR RETURNS. ALSO, WE MAY BE UNABLE TO PROVIDE THE FUNDING REQUIRED BY OUR OPERATORS’ AND TENANTS’ FOR THE REFURBISHMENT OF OUR HOTELS. THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ OR OPERATORS’ COSTS OR REVENUES OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL. FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THESE FORWARD LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURENCE OF UNANTICIPATED EVENTS.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT, which owns hotels operated by unaffiliated hotel operating companies under long term management agreements or leases. At November 1, 2005, we owned 298 hotels located in 38 states, Puerto Rico, and Canada, which are operated under ten combination management or lease agreements. The largest combination agreement based upon investment includes 53 hotels with 7,610 rooms located in 24 states and the smallest combination includes 12 hotels with 2,262 rooms located in seven states. We are the only investment grade rated, publicly owned lodging REIT in the Country and are included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000, the MSCI U.S. REIT index, the NAREIT Real Time index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC (RMR). RMR was founded in 1986 to manage public investments in real estate. As of September 30, 2005, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including more than 900 properties, with approximately 85.0 million square feet, located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 400 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage Senior Housing Properties Trust (SNH), a publicly traded REIT that owns senior living properties, HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings and industrial properties and four mutual funds which invest in unaffiliated real estate companies. The public companies managed by RMR had combined total market capitalization of approximately $12.0 billion as of September 30, 2005.  We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels operated by experienced hotel managers. Our hotels are managed or leased under long term agreements that provide us stable cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our hotels by charging rent increases based upon percentages of gross revenue increases at our leased hotels and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. We own hotels which operate in the upscale limited service, extended stay and full service sectors. Generally, we prefer to purchase multiple hotels in one transaction because we believe a single operating agreement for multiple hotels in diverse locations enhances the stability of our cash flows. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships. Also, the majority of our debt is fixed rate and we have no significant debt maturities until 2008.

Stock Exchange Listing:

New York Stock Exchange

Trading Symbol:

Common Shares — HPT

Preferred Shares Series B — HPT-B

Senior Unsecured Debt Ratings: (1)

Standard & Poor’s — BBB

Moody’s — Baa2

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 964-8389

(f)  (617) 969-5730

Portfolio Data by Manager (as of 9/30/05):

							Percent
			Percent of			Annualized	of Total
		Number	Number		Percent of	Minimum	Minimum
	Number	of Rooms	of Rooms	Investment	Total	Return /	Return /
Manager	of Hotels	/ Suites	/ Suites	(000s)	Investment	Rent (000s)	Rent

Marriott International	125	17,926	42%	$1,476,054	43%	$150,286	46%
InterContinental	119	16,860	40%	1,430,958	41%	133,847	41%
Hyatt	24	2,929	7%	243,350	7%	18,000	6%
Carlson (2)	12	2,262	5%	180,796	5%	8,078	2%
Homestead	18	2,399	6%	145,000	4%	15,960	5%
Total	298	42,376	100%	$3,476,158	100%	$326,171	100%

Operating Statistics by Operating Agreement (Q3 2005):

				Percent
			Annualized	of Total
		Number	Minimum	Minimum					RevPAR
	Number	of Rooms	Return /	Return /	Coverage (3)				Change (4)
Operating Agreement	of Hotels	/ Suites	Rent (000s)	Rent	Q3		LTM		Q3	YTD

Host Marriott (no. 1)	53	7,610	$55,821	17%	1.50	x	1.36	x	5.4%	6.2%
Host Marriott (no. 2)	18	2,178	18,666	6%	1.21	x	1.10	x	9.8%	9.3%
Marriott International	35	5,382	47,291	14%	1.13	x	0.96	x	7.2%	8.0%
Barcelo Crestline	19	2,756	28,508	9%	0.84	x	0.92	x	7.4%	7.3%
InterContinental (no. 1) (5)	30	3,694	36,097	11%	0.99	x	0.84	x	9.8%	9.9%
InterContinental (no. 2)	76	9,220	60,000	18%	1.05	x	0.96	x	10.9%	15.1%
InterContinental (no. 3)	13	3,946	37,750	12%	1.11	x	1.07	x	16.6%	10.9%
Hyatt	24	2,929	18,000	6%	1.07	x	1.01	x	8.6%	11.9%
Carlson (2)	12	2,262	8,078	2%	0.64	x	0.99	x	-9.0%	-17.2%
Homestead	18	2,399	15,960	5%	1.43	x	1.41	x	8.6%	10.7%
Total / Average	298	42,376	$326,171	100%					8.5%	8.4%

(1)          In October 2005, the credit ratings on our senior unsecured debt obligations were raised to “BBB” and “Baa2” from “BBB-” and “Baa3” by Standard & Poor’s Rating Services and Moody’s Investors Service, respectively.

(2)          We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005. During the second quarter of 2005 11 of 12 hotels were rebranded with Carlson brands and are currently undergoing renovations which have required some hotel rooms to be taken out of service.  We sold the 12th Prime HotelSM on September 30, 2005. On November 1, 2005, we acquired a Country Inn & Suites by CarlsonSM hotel as a replacement hotel to be added to this combination. All portfolio data and operating statistics have been updated for these transactions.

(3)          We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return payments or minimum rent due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(4)          We define RevPAR as hotel room revenue per day per available room.

(5)          In the calculation of RevPAR, we have reduced the number of available rooms for one hotel, which has been closed temporarily due to fire damage sustained in May  2005.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy

Managing Trustee

Frank J. Bailey

Independent Trustee

John L. Harrington

Independent Trustee

Gerard M. Martin

Managing Trustee

Arthur G. Koumantzelis

Independent Trustee

Senior Management

John G. Murray

President, Chief Operating Officer and Secretary

Ethan S. Bornstein

Vice President

Mark L. Kleifges

Treasurer and Chief Financial Officer

Contact Information

Investor Relations

Hospitality Properties Trust

400 Centre Street

Newton, MA  02458

(t) (617) 964-8389

(f) (617) 969-5730

(email) info@hptreit.com

(website) www.hptreit.com

Inquiries

Financial inquiries should be directed to Mark L. Kleifges, Treasurer and Chief Financial Officer, at (617) 964-8389 or mkleifges@reitmr.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Manager of Investor Relations, at (617) 796-8149 or tbonang@reitmr.com.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

RESEARCH COVERAGE

Equity Research Coverage

Calyon Securities

Smedes Rose

(212) 408-5649

Legg Mason

Rod Petrik

(410) 454-4131

Merrill Lynch

William Acheson

(212) 449-1920

RBC Capital Markets

Jay Leupp

(415) 633-8588

Stifel, Nicolaus

Sean Smith

(314) 342-2140

UBS

William Truelove

(212) 713-8825

Wachovia Securities

Jeffrey Donnelly

(617) 603-4262

Debt Research Coverage

Credit Suisse First Boston

Thierry Perrein

(212) 538-8618

Wachovia Securities

Dan Sullivan

(704) 383-6441

Rating Agencies

Moody’s Investors Service

Maria Maslovsky

(212) 553-4831

Standard and Poor’s

Sherry Cai

(212) 438-1807

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Shares Outstanding:
Common shares outstanding (at end of period)	71,921	71,905	67,203	67,203	67,203
Weighted average common shares outstanding - basic and diluted (1)	71,908	68,357	67,203	67,203	67,191

Common Share Data:
Price at end of period	$42.86	$44.07	$40.38	$46.00	$42.49
High during period	$44.97	$44.72	$46.28	$47.35	$43.50
Low during period	$40.97	$39.67	$38.00	$41.87	$39.06
Annualized dividends paid per share	$2.92	$2.88	$2.88	$2.88	$2.88
Annualized dividend yield (at end of period)	6.8%	6.5%	7.1%	6.3%	6.8%

Market Capitalization:
Total debt (book value)	$933,265	$925,157	$1,100,049	$697,505	$705,410
Plus: market value of preferred shares (at end of period)	93,150	93,392	92,219	95,565	94,530
Plus: market value of common shares (at end of period)	3,082,534	3,168,853	2,713,657	3,091,338	2,855,455
Total market capitalization	$4,108,949	$4,187,402	$3,905,925	$3,884,408	$3,655,395
Total debt / total market capitalization	22.7%	22.1%	28.2%	18.0%	19.3%

Book Capitalization:
Total debt	$933,265	$925,157	$1,100,049	$697,505	$705,410
Plus: total shareholders’ equity	1,861,670	1,884,073	1,712,665	1,685,873	1,750,617
Total book capitalization	$2,794,935	$2,809,230	$2,812,714	$2,383,378	$2,456,027
Total debt / total book capitalization	33.4%	32.9%	39.1%	29.3%	28.7%

Selected Balance Sheet Data:
Total assets	$3,080,422	$3,092,959	$3,074,510	$2,689,425	$2,698,594
Total liabilities	$1,218,752	$1,208,886	$1,361,845	$1,003,552	$947,977
Real estate, at cost	$3,604,181	$3,593,498	$3,569,977	$3,180,990	$3,193,505
Total debt / real estate, at cost	25.9%	25.7%	30.8%	21.9%	22.1%

Selected Income Statement Data:
Total revenues	$221,687	$218,081	$180,747	$156,834	$171,992
EBITDA (2)	$87,152	$86,210	$77,727	$71,486	$73,933
Net income available for common shareholders (3)	$28,671	$20,497	$26,792	$33,942	$28,793
Funds from operations (FFO) available for common shareholders (4)	$69,672	$67,203	$60,883	$57,375	$59,942
Common distributions paid	$52,502	$51,772	$48,386	$48,386	$48,386

Per Share Data:
Net income available for common shareholders (3)	$0.40	$0.30	$0.40	$0.51	$0.43
FFO available for common shareholders	$0.97	$0.98	$0.91	$0.85	$0.89
Common distributions paid	$0.73	$0.72	$0.72	$0.72	$0.72
FFO payout ratio	75.3%	73.2%	79.5%	84.3%	80.7%

Coverage Ratios:
EBITDA (2) / interest expense	5.4x	4.9x	5.0x	5.7x	5.9x
EBITDA (2) / interest expense and preferred distributions	4.8x	4.4x	4.5x	4.9x	5.1x

(1)          HPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)          See page 13 for calculation of EBITDA.

(3)          Net income available for common shareholders for the three months ended 6/30/2005 includes a loss on asset impairment of $7,300, or $0.11 per share.

(4)          See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of September 30, 2005	As of December 31, 2004
		(audited)
ASSETS

Real estate properties, at cost:
Land	$536,589	$460,748
Buildings, improvements and equipment	3,067,592	2,720,242
	3,604,181	3,180,990
Accumulated depreciation	(596,726)	(556,517)
	3,007,455	2,624,473
Cash and cash equivalents	19,164	15,894
Restricted cash (FF&E reserve escrow)	32,369	38,511
Other assets, net	21,434	10,547
	$3,080,422	$2,689,425

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$8,000	$72,000
Senior notes, net of discounts	921,484	621,679
Mortgage payable	3,781	3,826
Security deposits	185,304	175,304
Accounts payable and other liabilities	90,738	77,782
Due to affiliates	7,531	2,661
Dividends payable	1,914	50,300
Total liabilities	1,218,752	1,003,552

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest, no par value:
100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Common shares of beneficial interest; $0.01 par value; 100,000,000 shares authorized; 71,920,578 and 67,203,228 shares issued and outstanding, respectively	719	672
Additional paid-in capital	2,059,883	1,859,936
Cumulative net income	1,162,871	1,081,169
Cumulative preferred distributions	(57,422)	(51,680)
Cumulative common distributions	(1,387,687)	(1,287,530)
Total shareholders’ equity	1,861,670	1,685,873
	$3,080,422	$2,689,425

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2005	9/30/2004	9/30/2005	9/30/2004
Revenues:
Hotel operating revenues	$184,379	$136,861	$510,485	$378,780
Rental income	31,919	30,312	94,874	95,326
FF&E reserve income	4,963	4,660	14,200	14,000
Interest income	426	159	956	428
Total revenues	221,687	171,992	620,515	488,534

Expenses:
Hotel operating expenses	134,888	94,896	367,657	259,216
Interest (including amortization of deferred financing costs of $606, $686, $2,285 and $2,058, respectively)	16,056	12,530	49,076	37,775
Depreciation and amortization	34,462	28,713	96,924	86,158
General and administrative	5,696	5,146	17,856	14,353
Loss on asset impairment	—	—	7,300	—
Total expenses	191,102	141,285	538,813	397,502

Income before gain on sale of real estate	30,585	30,707	81,702	91,032

Gain on sale of real estate	—	—	—	203
Net income	30,585	30,707	81,702	91,235

Preferred distributions	(1,914)	(1,914)	(5,742)	(7,760)
Excess of liquidation preference over carrying value of Series A preferred shares	—	—	—	(2,793)
Net income available for common shareholders	$28,671	$28,793	$75,960	$80,682

Weighted average common shares outstanding	71,908	67,191	69,173	66,268

Basic and diluted net income per share	$0.40	$0.43	$1.10	$1.22

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

	For the Nine Months Ended
	9/30/2005	9/30/2004
Cash flows from operating activities:
Net income	$81,702	$91,235
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	96,924	86,158
Amortization of deferred financing costs as interest	2,285	2,058
Non-cash income	(2,214)	(2,214)
FF&E reserve income and deposits	(23,754)	(22,504)
Gain on sale of real estate	—	(203)
Loss on asset impairment	7,300	—
Change in assets and liabilities:
(Increase) decrease in other assets	(3,047)	2,130
Increase (decrease) in accounts payable and other	4,067	(9,021)
Increase in due to affiliate	4,870	3,932
Cash provided by operating activities	168,133	151,571

Cash flows from investing activities:
Real estate acquisitions	(429,189)	—
FF&E reserve fundings	(21,956)	(9,367)
Increase in security and other deposits	10,000	—
Proceeds from sale of real estate	3,227	7,750
Cash used in investing activities	(437,918)	(1,617)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	199,233	192,684
Proceeds from issuance of senior notes	299,442	—
Redemption of Series A preferred shares	—	(75,000)
Draws on revolving credit facility	268,000	245,000
Repayments of revolving credit facility	(332,000)	(366,000)
Distributions to common shareholders	(148,543)	(141,813)
Distributions to preferred shareholders	(5,742)	(7,760)
Deferred finance costs paid	(7,335)	(2)
Cash provided by (used in) financing activities	273,055	(152,891)

Increase (decrease) in cash and cash equivalents	3,270	(2,937)
Cash and cash equivalents at beginning of period	15,894	6,428
Cash and cash equivalents at end of period	$19,164	$3,491

Supplemental cash flow information:
Cash paid for interest	$39,818	$46,644

Non cash investing activities:
Property transferred in lease default	$—	$4,920

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$23,091	$20,281
Purchases of fixed assets with FF&E reserve	(43,164)	(32,478)

Non cash financing activities:
Issuance of common shares	$761	$680

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2005	9/30/2004	9/30/2005	9/30/2004

Net income		$30,585	$30,707	$81,702	$91,235
Plus:	Interest expense	16,056	12,530	49,076	37,775
	Depreciation expense	34,462	28,713	96,924	86,158
	Deferred percentage rent (1)	1,121	900	3,008	2,167
	Deferred hotel operating profit (2)	4,928	1,083	13,079	3,546
	Loss on asset impairment (3)	—	—	7,300	—
EBITDA		$87,152	$73,933	$251,089	$220,881

(1)          In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(2)          Our rights to share in the operating results of our managed hotels in excess of the minimum returns due to us are generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize income in excess of our minimum returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(3)          In June 2005, we authorized Carlson to pursue the sale of our Prime HotelSM in Atlanta, GA.  In connection with this decision, we recorded a $7,300 loss on asset impairment in the second quarter of 2005 to reduce the carrying value of the hotel to its estimated net realizable value less the cost to sell. We sold the hotel on September 30, 2005.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, deferred percentage rent, deferred hotel operating profit and loss on asset impairment.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2005	9/30/2004	9/30/2005	9/30/2004

Net income available for common shareholders		$28,671	$28,793	$75,960	$80,682
Plus:	FF&E deposits not in net income (1)	490	453	1,487	1,346
	Depreciation and amortization	34,462	28,713	96,924	86,158
	Deferred percentage rent (2)	1,121	900	3,008	2,167
	Deferred hotel operating income (3)	4,928	1,083	13,079	3,546
	Loss on asset impairment (4)	—	—	7,300	—
	Excess of liquidation preference over carrying value of preferred shares (5)	—	—	—	2,793
Less:	Gain on sale of real estate	—	—	—	(203)
FFO		$69,672	$59,942	$197,758	$176,489

Weighted average shares outstanding		71,908	67,191	69,173	66,268

Net income available for common shareholders per share		$0.40	$0.43	$1.10	$1.22
FFO available for common shareholders per share		$0.97	$0.89	$2.86	$2.66

(1)   Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows.  We own the FF&E Reserve escrows for all the hotels leased to our taxable REIT subsidiaries and for most of the hotels leased to third parties.  We have a security and remainder interest in the FF&E Reserve escrows for the remaining hotels leased to third parties. When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we have a security and remainder interest in the FF&E Reserve escrows, deposits are not included in revenue but are included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)          In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(3)          Our rights to share in the operating results of our managed hotels in excess of the minimum returns due to us are generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize income in excess of our minimum returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(4)          In June 2005, we authorized Carlson to pursue the sale of our Prime HotelSM in Atlanta, GA.  In connection with this decision, we recorded a $7,300 loss on asset impairment in the second quarter of 2005 to reduce the carrying value of the hotel to its estimated net realizable value less the cost to sell.  We sold the hotel on September 30, 2005.

(5)          On April 12, 2004, we redeemed all of our outstanding 9 ½% Series A Preferred Shares at their liquidation preference of $25.00 per share, plus accumulated and unpaid dividends. We deducted the $2,793 excess of the liquidation preference of the redeemed shares over their carrying amount from net income in determining net income available to common shareholders in the calculation of earnings per share in the 2004 first quarter, which was when the redemption was approved by our board of trustees.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see note 1), deferred percentage rent (see note 2) and deferred hotel operating income (see note 3) and exclude loss on asset impairment (see note 4) and the excess of liquidation preference over carrying value of redeemed preferred shares (see note 5).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

DEBT SUMMARY

(dollars in thousands)

	Interest	Principal	Maturity	Due at	Years to
	Rate	Balance	Date	Maturity	Maturity

Secured Debt:

Secured Fixed Rate Debt:
Mortgage - secured by one hotel in Wichita, KS (1)	8.300%	$3,781	7/1/11	$3,326	5.8

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 bps) (2)	4.590%	$8,000	6/30/09	$8,000	3.8

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	3/1/08	$150,000	2.4
Senior notes due 2010	9.125%	50,000	7/15/10	50,000	4.8
Senior notes due 2012	6.850%	125,000	7/15/12	125,000	6.8
Senior notes due 2013	6.750%	300,000	2/15/13	300,000	7.4
Senior notes due 2015	5.125%	300,000	2/15/15	300,000	9.4
Total / weighted average unsecured fixed rate debt	6.405%	$925,000		$925,000	7.0

Weighted average secured fixed rate debt / total	8.300%	$3,781		$3,326	5.8
Weighted average unsecured floating rate debt / total	4.590%	8,000		8,000	3.8
Weighted average unsecured fixed rate debt / total	6.405%	925,000		925,000	7.0
Weighted average debt / total	6.398%	$936,781		$936,326	7.0

(1)          This mortgage became prepayable at a premium to face value on September 1, 2005.

(2)          In October 2005, the credit ratings of our senior unsecured debt obligations were raised to “BBB” and “Baa2” from “BBB-” and “Baa3” by Standard & Poor’s Rating Services and Moody’s Investors Service, respectively.  The interest rate on drawings under our revolving credit facility was reduced from LIBOR plus 80 basis points to LIBOR plus 65 basis points as a result of these ratings increases.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
Year	Secured Fixed Rate Debt	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Total
2005	$15	$—	$—	$15
2006	66	—	—	66
2007	71	—	—	71
2008	77	—	150,000	150,077
2009	84	8,000	—	8,084
2010	92	—	50,000	50,092
2011	3,376	—	—	3,376
2012	—	—	125,000	125,000
2013	—	—	300,000	300,000
2014	—	—	—	—
2015 and thereafter	—	—	300,000	300,000
	$3,781	$8,000	$925,000	$936,781

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Leverage Ratios:

Total debt / total assets	30.3%	29.9%	35.8%	25.9%	26.1%
Total debt / real estate assets, at cost	25.9%	25.7%	30.8%	21.9%	22.1%
Total debt / total market capitalization	22.7%	22.1%	28.2%	18.0%	19.3%
Total debt / total book capitalization	33.4%	32.9%	39.1%	29.3%	28.7%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	0.9%	0.0%	15.9%	10.3%	11.3%

Coverage Ratios:

EBITDA / interest expense	5.4x	4.9x	5.0x	5.7x	5.9x
EBITDA / interest expense and preferred distributions	4.8x	4.4x	4.5x	4.9x	5.1x

Public Debt Covenants: (1)

Total debt / adjusted total assets - allowable maximum 60.0%	25.5%	25.4%	30.5%	21.6%	21.9%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	4.52x	4.26x	4.41x	5.90x	5.41x
Total unencumbered assets to unsecured debt - required minimum 200%	392.9%	394.7%	329.0%	464.8%	459.3%

(1)          Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

HPT Owned:

	As of and For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

FF&E reserves (beginning of period)	$37,421	$39,810	$38,511	$45,532	$47,746
Manager deposits	10,017	7,632	6,215	7,018	7,964
HPT fundings:
InterContinental (2)	—	—	10,000	—	—
Carlson (3)	6,601	—	—	—	—
Other (4)	1,244	1,398	2,713	200	2,068
Hotel improvements	(22,914)	(11,419)	(17,629)	(14,239)	(12,246)
FF&E reserves (end of period)	$32,369	$37,421	$39,810	$38,511	$45,532

Tenant Owned:

	As of and For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

FF&E reserves (beginning of period)	$1,003	$689	$434	$362	$496
Manager deposits	505	502	499	423	454
Hotel improvements	—	(188)	(244)	(351)	(588)
FF&E reserves (end of period)	$1,508	$1,003	$689	$434	$362

Total:

	As of and For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

FF&E reserves (beginning of period)	$38,424	$40,499	$38,945	$45,894	$48,242
Manager deposits	10,522	8,134	6,714	7,441	8,418
HPT fundings:
InterContinental (2)	—	—	10,000	—	—
Carlson (3)	6,601	—	—	—	—
Other (4)	1,244	1,398	2,713	200	2,068
Hotel improvements	(22,914)	(11,607)	(17,873)	(14,590)	(12,834)
FF&E reserves (end of period)	$33,877	$38,424	$40,499	$38,945	$45,894

(1)          Generally, each of our operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  We own all the FF&E reserve escrows for our hotels except for one third party lease, which provides that the FF&E reserve escrow is owned by the tenant and we have a security and remainder interest in that escrow account.

(2)          Pursuant to our agreement with InterContinental for the management of 15 Staybridge Suites® (part of the InterContinental No. 1 agreement) we agreed to fund $20,000 for rebranding costs and other capital improvements. During the first quarter of 2005 the final $10,000 of these fundings occurred.

(3)          Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund $12,000 for rebranding costs and other capital improvements.  To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced. We expect to make total fundings of approximately $31,700 through April 2006.

(4)          Represents FF&E reserve deposits not funded by hotel operations but separately funded by us.  Our operating agreements generally provide that, if necessary, we will provide our managers or tenants FF&E funding in excess of escrowed reserves.  To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2005 ACQUISITIONS (through 9/30/2005):

Date Acquired	Hotels	Brand	Location	Number of Rooms / Suites	Operating Agreement	Purchase Price (1)	Purchase Price per Room / Suite

2/16/05	12	3 InterContinental®, 4 Crowne Plaza®, 3 Holiday Inn® / Holiday Inn Select®, and 2 Staybridge Suites®	Houston, TX, Toronto, Ontario, San Juan, Puerto Rico, Los Angeles, CA, Redondo Beach, CA, Hilton Head, SC, White Plains, NY, Anaheim, CA, Memphis, TN, College Park, GA, Anaheim, CA and Thornhill, Ontario	3,757	InterContinental (no. 3)	$394,492	$105

5/31/05	1	InterContinental®	Austin, TX	189	InterContinental (no. 3)	30,508	161

Total 2005	13			3,946		$425,000	$108

(1)          Represents the gross purchase price and excludes closing costs.

2005 DISPOSITIONS (through 9/30/2005):

Date Acquired	Hotels	Brand	Location	Number of Rooms / Suites	Operating Agreement	Sales Price (2)	Sales Price per Room / Suite

9/30/05	1	Prime HotelSM	Atlanta, GA	143	Carlson	$3,227	$23

Total 2005	1			143		$3,227	$23

(2)          Represents the gross sales price excluding closing costs.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005

2005 Debt Transactions: (1)
New debt raised	$—	$—	$300,000
New debt assumed as part of acquisitions	—	—	—
Total new debt	—	—	300,000

Debt retired	—	—	—
Net debt	$—	$—	$300,000

2005 Equity Transactions:
New common shares issued	—	4,700	—
New common equity raised, net	$—	$199,233	$—

New preferred shares issued	—	—	—
New preferred equity raised, net	—	—	—
Total new equity	$—	$199,233	$—

(1)          Excludes drawings and repayments under our revolving credit facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Host (no. 1)	Host (no. 2)	Marriott	Barcelo Crestline	Homestead

Number of Hotels	53	18	35	19	18

Number of Rooms / Suites	7,610	2,178	5,382	2,756	2,399

Hotel Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Homestead Studio Suites®

Number of States	24	14	15	14	5

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of BRE / Homestead Village LLC

Tenant	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of BRE / Homestead Village LLC

Investment at September 30, 2005 (2)	$559,328	$186,849	$455,655	$274,222	$145,000

End of Current Term	2012	2010	2019	2015	2015

Renewal Options (3)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	2 for 15 years each

Current Annual Minimum Return / Rent	$55,821	$18,666	$47,291	$28,508	$15,960

Additional Return / Rent (4)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	10.0% of revenues above 1999/2000 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508	$15,960

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	Limited guarantee provided by Marriott	Tenant minimum net worth requirement	Homestead parent guarantee and $15,960 letter of credit

Operating Agreement	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)

Number of Hotels	30	76	13

Number of Rooms / Suites	3,694	9,220	3,946

Hotel Brands	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®

Number of States	16	29	6 plus Ontario and Puerto Rico

Manager	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental

Tenant	Our TRS	Our TRS	Our TRS

Investment at September 30, 2005 (2)	$415,708	$590,250	$425,000

End of Current Term	2023	2028	2029

Renewal Options (3)	2 for 12.5 years each	2 for 15 years each	2 for 15 years each

Current Annual Minimum Return / Rent	$36,097	$60,000	$37,750

Additional Return / Rent (4)	7.5% of revenues above 2006 revenues	7.5% of revenues above 2006 revenues	7.5% of revenues above 2006 revenues

Security Deposit	$36,872	—	—

Other Security Features	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental

Operating Agreement	Hyatt	Carlson (1)	Total / Range / Average (all investments)

Number of Hotels	24	12	298

Number of Rooms / Suites	2,929	2,262	42,376

Hotel Brands	AmeriSuites®	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	15 Brands

Number of States	14	7	38 plus Ontario and Puerto Rico

Manager	Subsidiary of Hyatt	Subsidiary of Carlson	5 Managers

Tenant	Our TRS	Our TRS	4 Tenants

Investment at September 30, 2005 (2)	$243,350	$180,796	$3,476,158

End of Current Term	2030	2030	2010-2030

Renewal Options (3)	2 for 15 years each	2 for 15 years each

Current Annual Minimum Return / Rent	$18,000	$8,078	$326,171

Additional Return / Rent (4)	50% of cash flow in excess of minimum return	50% of cash flow in excess of minimum return

Security Deposit	—	—	$185,304

Other Security Features	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson

(1)          On September 30, 2005, we sold our Prime HotelSM located in Atlanta, Georgia for $3,227. On November 1, 2005, we acquired a Country Inn & Suites by CarlsonSM hotel in Brooklyn Center, Minnesota for $4,100 as a replacement hotel to be added to this combination and the annual minimum return due to us for this combination increased by a net $78.  All operating agreement data has been updated for these transactions.

(2)          Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)          Renewal options may be exercised by the manager or tenant for all, but not less than all, of the hotels within each combination of hotels.

(4)          Each management contract or lease provides for payment to us of a percentage of increases in total hotel sales over a base year levels as additional return or rent.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

	Number of Hotels	Percent of Number of Hotels	Number of Rooms / Suites	Percent of Number of Rooms / Suites	Investment (1)	Percent of Investment	Investment per Room / Suite	Annual Minimum Return / Rent	Percent of Minimum Return / Rent
By Operating Agreement:
Host Marriott (no. 1)	53	18%	7,610	18%	$559,328	16%	$73	$55,821	17%
Host Marriott (no. 2)	18	6%	2,178	5%	186,849	6%	86	18,666	6%
Marriott International	35	12%	5,382	13%	455,655	13%	85	47,291	14%
Barcelo Crestline	19	6%	2,756	6%	274,222	8%	100	28,508	9%
InterContinental (no. 1)	30	10%	3,694	9%	415,708	12%	113	36,097	11%
InterContinental (no. 2)	76	26%	9,220	22%	590,250	17%	64	60,000	18%
InterContinental (no. 3)	13	4%	3,946	9%	425,000	12%	108	37,750	12%
Homestead	18	6%	2,399	6%	145,000	4%	60	15,960	5%
Hyatt	24	8%	2,929	7%	243,350	7%	83	18,000	6%
Carlson (2)	12	4%	2,262	5%	180,796	5%	80	8,078	2%
Total	298	100%	42,376	100%	$3,476,158	100%	$82	$326,171	100%

By Manager:
Marriott International	125	42%	17,926	42%	$1,476,054	43%	$82	$150,286	46%
InterContinental	119	40%	16,860	40%	1,430,958	41%	85	133,847	41%
Homestead	18	6%	2,399	6%	145,000	4%	60	15,960	5%
Hyatt	24	8%	2,929	7%	243,350	7%	83	18,000	6%
Carlson (2)	12	4%	2,262	5%	180,796	5%	80	8,078	2%
Total	298	100%	42,376	100%	$3,476,158	100%	$82	$326,171	100%

By Brand:
AmeriSuites®	24	8%	2,929	7%	$243,350	7%	$83
Candlewood Suites®	76	26%	9,220	22%	590,250	17%	64
Country Inn & Suites by CarlsonSM	5	2%	753	2%	63,418	1%	71
Courtyard by Marriott®	71	24%	10,280	24%	816,970	23%	79
Crowne Plaza®	4	1%	1,700	4%	137,746	4%	81
Holiday Inn®	3	1%	697	2%	33,281	1%	48
Homestead Studio Suites®	18	6%	2,399	6%	145,000	4%	60
InterContinental®	4	1%	1,286	3%	226,239	7%	176
Marriott Hotels®	3	1%	1,356	3%	106,343	3%	78
Park Plaza® Hotels & Resorts	3	1%	534	1%	24,264	1%	45
Radisson Hotels & Resorts®	4	1%	975	2%	93,114	3%	96
Residence Inn by Marriott®	37	12%	4,695	11%	430,242	12%	92
SpringHill Suites by Marriott®	2	1%	264	1%	20,525	1%	78
Staybridge Suites®	32	11%	3,957	9%	443,442	13%	112
TownePlace Suites by Marriott®	12	4%	1,331	3%	101,974	3%	77
Total	298	100%	42,376	100%	$3,476,158	100%	$82

(1)          Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(2)          On September 30, 2005, we sold our Prime HotelSM located in Atlanta, Georgia for $3,227. On November 1, 2005, we acquired a Country Inn & Suites by CarlsonSM hotel in Brooklyn Center, Minnesota for $4,100 as a replacement hotel to be added to this combination and the annual minimum return due to us for this combination increased by a net $78.  All portfolio statistics have been updated for these transactions.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

OPERATING STATISTICS BY OPERATING AGREEMENT

			Third Quarter (1)			Year to Date(1)
	No. of Hotels	No. of Rooms / Suites	2005	2004	Change	2005	2004	Change
ADR
Host Marriott (no. 1)	53	7,610	$107.08	$100.08	7.0%	$107.65	$100.02	7.6%
Host Marriott (no. 2)	18	2,178	102.34	93.97	8.9%	100.45	94.11	6.7%
Marriott International	35	5,382	102.76	95.99	7.1%	101.68	95.13	6.9%
Barcelo Crestline	19	2,756	95.26	86.85	9.7%	100.20	91.17	9.9%
InterContinental (no. 1)(2)	30	3,694	98.59	91.10	8.2%	96.54	89.93	7.4%
InterContinental (no. 2)	76	9,220	61.49	54.88	12.0%	60.66	56.04	8.2%
InterContinental (no. 3)(3)	13	3,946	115.41	108.18	6.7%	117.29	111.09	5.6%
Hyatt(4)	24	2,929	76.83	69.54	10.5%	76.10	69.34	9.7%
Carlson(3) (4) (5)	12	2,262	84.70	80.02	5.8%	81.76	81.70	0.1%
Homestead	18	2,399	55.81	51.04	9.3%	56.65	49.81	13.7%
Total/Average	298	42,376	$89.14	$81.96	8.8%	$88.87	$82.88	7.2%

OCCUPANCY
Host Marriott (no. 1)	53	7,610	74.6%	75.7%	-1.1 pt	71.6%	72.6%	-1.0 pt
Host Marriott (no. 2)	18	2,178	84.6%	83.9%	0.7 pt	81.9%	80.0%	1.9 pt
Marriott International	35	5,382	81.9%	81.8%	0.1 pt	78.5%	77.7%	0.8 pt
Barcelo Crestline	19	2,756	74.3%	75.9%	-1.6 pt	73.9%	75.7%	-1.8 pt
InterContinental (no. 1)(2)	30	3,694	82.1%	80.9%	1.2 pt	79.0%	77.2%	1.8 pt
InterContinental (no. 2)	76	9,220	77.5%	78.3%	-0.8 pt	75.8%	71.3%	4.5 pt
InterContinental (no. 3)(3)	13	3,946	77.9%	71.3%	6.6 pt	75.6%	72.0%	3.6 pt
Hyatt(4)	24	2,929	69.6%	70.8%	-1.2 pt	67.7%	66.4%	1.3 pt
Carlson(3) (4) (5)	12	2,262	46.5%	54.1%	-7.6 pt	51.2%	61.9%	-10.7 pt
Homestead	18	2,399	78.2%	78.7%	-0.5 pt	78.4%	80.5%	-2.1 pt
Total/Average	298	42,376	75.9%	76.1%	-0.2 pt	74.1%	73.3%	0.8 pt

RevPAR
Host Marriott (no. 1)	53	7,610	$79.88	$75.76	5.4%	$77.08	$72.61	6.2%
Host Marriott (no. 2)	18	2,178	86.58	78.84	9.8%	82.27	75.29	9.3%
Marriott International	35	5,382	84.16	78.52	7.2%	79.82	73.92	8.0%
Barcelo Crestline	19	2,756	70.78	65.92	7.4%	74.05	69.02	7.3%
InterContinental (no. 1)(2)	30	3,694	80.94	73.70	9.8%	76.27	69.43	9.9%
InterContinental (no. 2)	76	9,220	47.65	42.97	10.9%	45.98	39.96	15.1%
InterContinental (no. 3)(3)	13	3,946	89.90	77.13	16.6%	88.67	79.98	10.9%
Hyatt(4)	24	2,929	53.47	49.23	8.6%	51.52	46.04	11.9%
Carlson(3) (4) (5)	12	2,262	39.39	43.29	-9.0%	41.86	50.57	-17.2%
Homestead	18	2,399	43.64	40.17	8.6%	44.41	40.10	10.7%
Total/Average	298	42,376	$67.66	$62.37	8.5%	$65.85	$60.75	8.4%

(1)          Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2)          In the calculation of Occupancy and RevPAR, we have reduced the number of available rooms for one hotel, which has been closed temporarily due to fire damage sustained on May 13, 2005.

(3)          Includes data for periods prior to our ownership of some hotels.

(4)          Includes data for periods some hotels were not operated by the current manager.

(5)          We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005. During the second quarter of 2005 11 of these 12 hotels were rebranded with Carlson brands and are currently undergoing renovations which have required some hotel rooms to be taken out of service.  We sold the 12th Prime HotelSM on September 30, 2005 and purchased an 84 room Country Inn & Suites by CarlsonSM hotel on November 1, 2005, as a replacement hotel to be added to this combination.  All operating statistics have been updated for these transactions.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

COVERAGE BY OPERATING AGREEMENT (1)

For the Last Twelve Months Ended (2)
Operating Agreement	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Host Marriott (no. 1)	1.36x	1.33x	1.31x	1.29x	1.21x
Host Marriott (no. 2)	1.10x	1.07x	1.02x	1.00x	0.95x
Marriott International	0.96x	0.95x	0.90x	0.87x	0.85x
Barcelo Crestline	0.92x	0.90x	0.87x	0.85x	0.80x
InterContinental (no. 1) (3)	0.84x	0.81x	0.77x	0.77x	0.73x
InterContinental (no. 2) (3)	0.96x	0.92x	0.87x	0.83x	0.80x
InterContinental (no. 3) (4)	1.07x	1.00x	0.95x	0.91x	0.87x
Hyatt (3)	1.01x	1.00x	0.96x	0.91x	0.84x
Carlson (3) (4) (5)	0.99x	1.10x	1.26x	1.50x	1.71x
Homestead	1.41x	1.36x	1.28x	1.21x	1.18x

For the Three Months Ended (2)
Operating Agreement	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Host Marriott (no. 1)	1.50x	1.52x	1.23x	1.22x	1.40x
Host Marriott (no. 2)	1.21x	1.23x	0.93x	1.05x	1.05x
Marriott International	1.13x	1.19x	0.84x	0.75x	1.08x
Barcelo Crestline	0.84x	1.06x	0.98x	0.83x	0.74x
InterContinental (no. 1)	0.99x	1.02x	0.79x	0.53x	0.90x
InterContinental (no. 2)	1.05x	1.11x	0.90x	0.77x	0.92x
InterContinental (no. 3) (4)	1.11x	1.23x	1.05x	0.90x	0.81x
Hyatt (3)	1.07x	1.15x	1.03x	0.79x	1.01x
Carlson (3) (4) (5)	0.64x	1.33x	1.53x	0.45x	1.08x
Homestead	1.43x	1.57x	1.43x	1.18x	1.24x

(1)          We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return payments or minimum rent due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(2)          Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)          Includes data for periods some hotels were not operated by the current manager.

(4)          Includes data for periods prior to our ownership of some hotels.

(5)          We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005. During the second quarter of 2005 11 of these 12 hotels were rebranded with Carlson brands and are currently undergoing renovations which have required some hotel rooms to be taken out of service.  We sold the 12th Prime HotelSM on September 30, 2005 and purchased an 84 room Country Inn & Suites by CarlsonSM hotel on November 1, 2005, as a replacement hotel to be added to this combination.  All operating statistics have been updated for these transactions.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2005	$—	—	—
2006	—	—	—
2007	—	—	—
2008	—	—	—
2009	—	—	—
2010	18,666	5.7%	5.7%
2011	—	—	5.7%
2012	55,821	17.1%	22.8%
2013	—	—	22.8%
2014	—	—	22.8%
2015 and thereafter	251,684	77.2%	100.0%
Total	$326,171	100.0%

Weighted average remaining term (in years)	16.1